UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2008

EASTERN VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	0-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 443-8423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act 17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 7, 2008, the United States Department of Treasury, the Federal Reserve and the Federal Housing Finance Agency (“FHFA”) announced that the FHFA was placing the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) under conservatorship, eliminating dividend payments on both companies common and preferred stocks and giving management control to their regulator, the FHFA.

In connection with this action, Eastern Virginia Bankshares, Inc. (the Company), announced today that in the third quarter of 2008 it will record other than temporary impairment and take a non cash charge to earnings for its investment in preferred securities issued by Fannie Mae and Freddie Mac. The Company’s perpetual preferred investments in Fannie Mae and Freddie Mac are included in securities available for sale at a cost of $3.45 million and $1.25 million, respectively. These securities currently trade at six to 12% of par value. The Company does not hold any common or any other equity securities issued by Fannie Mae or Freddie Mac.

With this planned action, the Company will continue to be well capitalized under all measures used by our regulators.

Forward-Looking Statements

Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar import. Such forward-looking statements involve known and unknown risks including, but not limited to:

•

changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, decline in real estate values in our markets, or in the repayment ability of individual borrowers or issuers;

•	changes in the interest rates affecting our deposits and our loans;

•	the strength of the economy in our target market area, as well as general economic, market, or business conditions;

•	an insufficient allowance for loan losses as a result of inaccurate assumptions;

•	the loss of any of our key employees;

•

changes in our competitive position, competitive actions by other financial institutions and the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions in our banking markets;

•	our ability to manage growth;

•	our potential growth, including our entrance or expansion into new markets, the opportunities that may be presented to and pursued by us and the need for sufficient capital to support that growth;

•	our ability to assess and manage our asset quality;

•	changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services;

•	our ability to maintain internal control over financial reporting;

•	our ability to raise capital as needed by our business;

•

our reliance on secondary sources, such as Federal Home Loan Bank advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs;

•	changes in laws, regulations and the policies of federal or state regulators and agencies; and

•	other circumstances, many of which are beyond our control.

Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastern Virginia Bankshares, Inc.

/s/ Ronald L. Blevins		Date:	September 12, 2008
By:	Ronald L. Blevins
Chief Financial Officer